Exhibit 99.3

SECOND AMENDMENT TO AMENDED AND RESTATED
REVOLVING CREDIT AND GUARANTY AGREEMENT

THIS  SECOND AMENDMENT TO AMENDED AND RESTATED REVOLVING CREDIT AND GUARANTY AGREEMENT (“Second Amendment”), dated as of September 8, 2004, is entered into by and among (i) SL GREEN OPERATING PARTNERSHIP, L.P., a Delaware limited partnership (the “Borrower”), (ii) SL GREEN REALTY CORP., a Maryland corporation (the “Company”, and a “Guarantor”, as such term is defined herein), (iii) each of the direct and indirect Subsidiaries of the Borrower or the Company that is a signatory hereto under the caption “Guarantors” on the signature pages hereto as a “Guarantor”, (iv) each of the financial institutions that is a signatory hereto under the caption “Lenders” on the signature pages hereto (individually, a “Lender” and, collectively, the “Lenders”),  and (v) FLEET NATIONAL BANK,  a national banking association, as administrative agent for the Lenders hereunder (in such capacity, the “Agent”).

RECITALS

A.                                   The Company, the Borrower, the other Guarantors, the Lenders, and the Agent are parties to a certain Amended and Restated Revolving Credit and Guaranty Agreement, dated as of March 17, 2003, as amended by a First Amendment thereto dated December 16, 2003 (and as it may be further amended, modified or supplemented from time to time the “Credit Agreement”), pursuant to which the Lenders have agreed to make available to the Borrower revolving loans in an aggregate amount not to exceed $300,000,000.

B.                                     The Borrower and the Company have requested that the Lenders agree to certain amendments of the Credit Agreement.

C.                                     The Lenders are willing to amend the Credit Agreement, subject to the terms and conditions of this Second Amendment.

NOW, THEREFORE, for valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:

1.                                       Defined Terms.  Unless otherwise defined herein, capitalized terms used herein shall have the meanings, if any, assigned to them in the Credit Agreement.

2.                                       Amendments to §1.1 of Credit Agreement.

(i)                                     §1.1 of the Credit Agreement shall be amended

(a)  by deleting the definition of “Adjusted Net Operating Income” in its entirety and replacing it with the following:

“Adjusted Net Operating Income.  For any Real Estate Asset,  as of any date of determination, Net Operating Income for the twelve (12) month period immediately preceding the date of determination,  minus Minimum Capital Expenditures Reserves for such Real Estate Asset for such period, and minus the Minimum Management Fees for such Real Estate Asset for such period.”

(b)  by deleting the definition of “Applicable LIBOR Margin” in its entirety and replacing it with the following:

“Applicable LIBOR Margin.  The applicable margin over the LIBOR Rate which is used in calculating the interest rate applicable to LIBOR Rate Loans and which shall vary from time to time in accordance with the Company’s then applicable (if any) Moody’s Rating, S&P Rating and Fitch Rating (for purposes of this definition, each a “debt rating”), as set forth below in this definition.  If at any time of determination of the Applicable LIBOR Margin, the Company has then current debt ratings from at least two (2) of Moody’s, S&P or Fitch, then the Applicable LIBOR Margin shall be based on the lower of such ratings.

The applicable debt ratings and the Applicable LIBOR Margins are set forth in the following table:

S&P Rating	Moody’s Rating	Fitch Rating	Applicable Margin for LIBOR Rate Loans
BBB-	Baa3	BBB-/Baa3 equivalent	1.20%
BBB	Baa2	BBB/Baa2 equivalent	1.00%
BBB+ or higher	Baa1 or higher	BBB+/Baa1 equivalent or higher	.95%

If either (x) the Company does not maintain debt ratings from at least two (2) of Moody’s, S&P or Fitch or (y) the Company does maintain such debt ratings but at least one of such debt ratings is less than BBB-/Baa3 (or the equivalent), the Applicable LIBOR Margin shall be the percentage opposite the Leverage Ratio (calculated as of the end of the immediately preceding fiscal quarter) set forth in the table below under the caption “Applicable LIBOR Margin”:

Leverage Ratio	Applicable LIBOR Margin
> 45.0% < 55.0%	1.35%
> 35.0% < 45.0%	1.20%
< 35.0%	1.05%

The Applicable LIBOR Margin shall be adjusted effective on the first Business Day following the effective date of a change in the Moody’s Rating, the S&P Rating or the Fitch Rating or the date the Leverage Ratio is determined pursuant to a Compliance Certificate, as the case may be.”

(c)  by deleting the definition of “As-Is Value” in its entirety and replacing it with the following:

“As-Is Value.  For any Real Estate Asset set forth on Schedule 8.2(h) (as such Schedule shall be amended or supplemented from time to time), the “as-is” value of such Real Estate Asset as determined by an appraisal conducted by a Member of the Appraisal Institute (“MAI”) compliant with the Financial Institutions Reform, Recovery and Enforcement Act  of 1989 (“FIRREA”) supplied by Borrower which is less than one year old from the date of such determination and which is acceptable to the Agent and the Borrower; provided, however, that for any Real Estate Asset for which no such appraisal is available, “As-Is Value” shall be the value determined by dividing the Adjusted Net Operating Income for such Real Estate Asset by the capitalization rate (which shall in no event exceed 9.0%) set forth for such Real Estate Asset on Schedule 8.2(h) (as such Schedule shall be amended or supplemented from time to time).”

(d)  by deleting the definition of “Assumed Debt Service” in its entirety.

(e)  by deleting from the definition of “Indebtedness” the words “more than sixty (60) days past due”.

(f)  by inserting in the definition of “Indebtedness” the words “to the extent not included elsewhere in this definition,” immediately after the words “next twelve succeeding fiscal months,”.

 (g)  by deleting from the definition of “Interest Expense” the word “Period” and inserting in lieu thereof the word “period”.

 (h)  by deleting the definition of “Minimum Management Fees” in its entirety and replacing it with the following:

“Minimum Management Fees.  Shall mean the greater of (i) three percent (3%) of Rents from the related Real Estate Asset for the twelve (12) month period immediately preceding the calculation, and (ii) the actual management fees paid by the Borrower and the Related Companies with respect to such Real Estate Asset during such twelve (12) month period.”

(i)  by deleting the definition of “Total Assets” in its entirety and replacing it with the following:

“ Total Assets.  As of any date of determination, the sum of the following, without duplication:  (i) the Value of All Unencumbered Assets, plus (ii) the aggregate Adjusted Net Operating Income on such date for all Real Estate Assets (other than Unencumbered Assets) and Real Estate Effective Control Assets owned or leased by the Borrower or the Guarantors other than Real Estate Assets referred to in clause (iii) of this definition, divided by, in the case of any such Real Estate Asset or Real Estate Effective Control Asset which is comprised of a Building located in the Borough of Manhattan, New York all or substantially all the space of which is office space, eight and one-half percent (8.5%) and, in the case of any other Real Estate Asset or Real Estate Effective Control Asset, nine percent (9.0%), plus (iii) the aggregate purchase price of all Real Estate Assets (other than Unencumbered Assets but including Forward Purchase Contracts having met all conditions of payment of the purchase price thereunder but for the passage of time) and Real Estate Effective Control Assets acquired or initially leased by the

Borrower or the Guarantors within the twelve (12) month period immediately preceding such date, multiplied by ninety-five percent (95.0%), plus (iv) the book value of unrestricted cash and cash equivalents of the Borrowers and the Guarantors, plus (v) the aggregate book value of all Investments of the Borrower and the Guarantors (other than Real Estate Effective Control Assets) permitted under Section 8.2 hereof.”

(j)  by deleting from the definition of “Unencumbered Asset Adjusted Net Operating Income” the word “Period” and inserting in lieu thereof the word “period”.

(k)  by deleting the definition of “Unencumbered Asset Value” in its entirety and replacing it with the following:

“ Unencumbered Asset Value.  With respect to any Unencumbered Asset at any time, an amount computed as follows: (i) for any Unencumbered Asset owned or leased by the Borrower or the Guarantors other than Unencumbered Assets referred to in clause (ii) of this definition and other than the 750 Third Avenue Property during the 750 Master Lease Valuation Period, the Adjusted Net Operating Income for such Unencumbered Asset divided by, in the case of any such Unencumbered Asset which is comprised of a Building located in the Borough of Manhattan, New York all or substantially all the space of which is office space, eight and one-half percent (8.5%) and, in the case of any other Unencumbered Asset, nine percent (9.0%), or (ii) for any Unencumbered Asset acquired or initially leased by the Borrower or the Guarantors within the twelve (12) month period  immediately preceding such date and the 750 Third Avenue Property during the 750 Master Lease Valuation Period, the purchase price of such Unencumbered Asset multiplied by ninety-five percent (95.0%).”

(l)  by deleting the definition of “Value of All Unencumbered Assets” in its entirety and replacing it with the following:

“ Value of All Unencumbered Assets. As of any date of determination, an amount computed as follows: the sum of (i) the aggregate Adjusted Net Operating Income on such date for all Unencumbered Assets owned or leased by the Borrower or the Guarantors other than Unencumbered Assets referred to in clause (ii) of this definition and other than the 750 Third Avenue Property during the 750 Master Lease Valuation Period, divided by, in the case of any such Unencumbered Asset which is comprised of a Building located in the Borough of Manhattan, New York all or substantially all the space of which is office space, eight and one-half percent (8.5%) and, in the case of any other Unencumbered Asset, nine percent (9.0%), plus (ii) the aggregate purchase price of all Unencumbered Assets acquired or initially leased by the Borrower or the Guarantors within the twelve (12) month period immediately preceding such date and of the 750 Third Avenue Property during the 750 Master Lease Valuation Period, multiplied by ninety-five percent (95.0%); provided, however, that after making such computation, the Value of All Unencumbered Assets shall be reduced by the amount by which the Unencumbered Asset Value of any single Unencumbered Asset exceeds thirty-five percent (35%) of the Value of All Unencumbered Assets as so computed.”

(ii)                                  §1.1 of the Credit Agreement shall be further amended by inserting the following additional defined terms in their respective alphabetical order:

(a)  “Actual Debt Service.  With respect to all unsecured Indebtedness of any person for any period, the sum of (i) Interest Expense in respect of such indebtedness and (ii) the aggregate of all scheduled principal amounts that become payable during such period in respect of such Indebtedness (excluding balloon payments at maturity).”

(b)  “750 Third Avenue Property.   The Unencumbered Asset located at 750 Third Avenue, New York, New York.”

(c)  “750 Master Lease.  The Lease dated July 28, 2004 between Teachers Insurance and Annuity Association of America (“TIAA”), as landlord, and TIAA, as tenant, with respect to the 750 Third Avenue Property, with the landlord’s interest thereunder assigned to 750 Third Avenue Owner pursuant to Assignment And Assumption of Master Lease dated July 28, 2004 between TIAA, as assignor, and 750 Third Avenue Owner, as assignee.”

(d)  “750 Master Lease Valuation Period.   The period from the date hereof to the earlier to occur of (x) December 31, 2005 and (y) the date the 750 Master Lease is cancelled, terminated or is no longer in full force or effect.”

(e)  “750 Third Avenue Owner.   750 Third Owner LLC, a New York limited liability company.”

 3.                                    Additional Amendments to Credit Agreement.

(i)                                     §5.2 of the Credit Agreement is amended by adding a new subsection 5.2(iii) as follows:

“(iii) Notwithstanding the foregoing, for so long as title to the 750 Third Avenue Property is held, pursuant to the documents described on Schedule 5.2(c) as in effect on the date hereof, by Borrower’s nominee, 750 Third Avenue Owner, as a “replacement property” in connection with a transaction intended to qualify for tax deferred treatment under Section 1031 of the Code but in no event after January 24, 2005, Lenders hereby waive (i) the requirement of clause (i) of the definition of “Unencumbered Asset” with respect to the 750 Third Avenue Property and (ii) the provisions of clause (iii) of the definition of “Unencumbered Asset” with respect to the 750 Third Avenue Property insofar as such provisions would prohibit the promissory note and mortgage described on Schedule 5.2(c).  Borrower shall cause 750 Third Avenue Owner to become a Guarantor in accordance with the provisions of § 5.6(a) hereof simultaneously with the conveyance of the membership interests in 750 Third Avenue Owner to Borrower in accordance with the Nominee Agreement and the Qualified Exchange Accommodation Agreement described on Schedule 5.2(c) hereof.”

(ii)                                  §6.15 of the Credit Agreement is amended by deleting such section in its entirety and replacing it with the following:

“§6.15.  Certain Transactions.  Except as set forth on Schedule 6.15 hereto, none of the executive officers of the Borrower or any Guarantor is presently a party to any transaction with the Borrower or any Guarantor (other than for services as employees, officers and trustees), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer, trustee or such employee or, to the knowledge of the Borrower and the Company, any corporation, partnership, trust or other entity in which any officer, trustee or any such employee or natural Person related to such officer, trustee or employee or other Person in which such officer, trustee or employee has a direct or indirect substantial beneficial interest or is an officer or trustee.”

(iii)                               §7.4 of the Credit Agreement is amended by deleting subsections (a) and (b) in their entirety and replacing them with the following:

“(a)  as soon as practicable, but in any event not later than ninety (90) days after the end of each fiscal year of the Company, the audited balance sheets of the Company at the end of such year, and the related audited statements of operations and statements of cash flows for such year, each setting forth in comparative form the figures for the previous fiscal year and all such statements to be in reasonable detail, prepared in accordance with Generally Accepted Accounting Principles on a consolidated basis including the Borrower and the Related Companies, and accompanied by an auditor’s report prepared without qualification by Ernst & Young or by another “Big Four” accounting firm, or, subject to Agent’s approval granted or denied in its sole and absolute discretion, another certified public accounting firm of recognized national standing, together with, upon Agent’s request, balance sheets and statements of operations and statements of cash flow for Borrower in respect of the fiscal year of Borrower;

(b)  as soon as practicable, but in any event not later than forty-five (45) days after the end of each of the first three (3) fiscal quarters of the Company, copies of the unaudited balance sheets of the Company as at the end of such quarter, and the related unaudited statements of operations for the portion of the Company’s fiscal year then elapsed, all in reasonable detail and prepared in accordance with Generally Accepted Accounting Principles, together with a certification by the principal financial or accounting officer of the Company that the information contained in such financial statements fairly presents the financial position of the Company on the date thereof (subject to year-end adjustments), together with, upon Agent’s request, balance sheets and statements of operations for such period for Borrower; provided, however, that for so long as the Company is filing form 10-Q with the SEC, the delivery of a copy thereof pursuant to paragraph (e) of this §7.4 shall be deemed to satisfy this paragraph (b);”

 (iv)                           §9.2 of the Credit Agreement is amended by deleting such section in its entirety and replacing it with the following:

“§9.2.                 Minimum Debt Service Coverage.  The Borrower will not at any time permit the ratio of Adjusted EBITDA for the Borrower, the Company and the Related Companies (on a consolidated basis in accordance with GAAP), to Interest Expense for the Borrower, the Company and the Related Companies (on a consolidated basis in accordance with GAAP), to be less than 2.0 to 1.0 for any twelve (12) month period.”

(v)                                 §9.4 of the Credit Agreement is amended by deleting subsection (ii) in its entirety  and replacing it with the following:

“(ii)  The Borrower and the Company will not at any time permit the outstanding balance of Secured Recourse Indebtedness to exceed fifteen percent (15%) of Total Assets.”

(vi)                              §9.6 of the Credit Agreement is amended by deleting such section in its entirety and replacing it with the following:

“§9.6.                 Unencumbered Asset Adjusted Net Operating Income to Actual Debt Service.  The Borrower will not at any time permit the ratio of its Unencumbered Asset Adjusted Net Operating Income with respect to all Unencumbered Assets to Actual Debt Service with respect to all unsecured Indebtedness of the Borrower, the Company and the other Guarantors to be less than 2.0 to 1.0 for any twelve (12) month period, provided, however, that, to the extent an Unencumbered Asset was acquired or leased during the prior twelve (12) month period, the Adjusted Net Operating Income for such Unencumbered Asset shall be annualized in a manner reasonably satisfactory to Agent.”

(vii)                           §9.7 of the Credit Agreement is amended by deleting such section in its entirety and replacing it with the following:

“§9.7.  Adjusted EBITDA to Fixed Charges.  The Borrower and the Company will not at any time permit the ratio of its Adjusted EBITDA to Fixed Charges to be less than 1.75 to 1.0 for any twelve (12) month period.”

(viii)                        The Credit Agreement is further amended by attaching thereto a Schedule 5.2(c)  in the form annexed hereto as Exhibit A.

(ix)                                The Credit Agreement is further amended by deleting Schedule 6.15 in its entirety and inserting in lieu thereof such Schedule 6.15 set forth as Exhibit B hereto.

4.                                       Agreements of Guarantors.  Each of the Guarantors

(i)                                     acknowledges and consents to the execution, delivery and performance by Borrower and the Company of this Second Amendment; and

(ii)                                  reaffirms and agrees that the respective Guaranty to which such Guarantor is party under the Credit Agreement and all other Loan Documents executed and delivered by such Guarantor to the Agent and the Lenders in connection with the Credit Agreement are in full force and effect, without defense, offset or counterclaim and will so continue.

5.                                       Representations and Warranties.  Borrower and each of the Guarantors hereby jointly and severally represent and warrant to the Agent and the Lenders as follows:

(a)                                  No Default or Event of Default has occurred and is continuing, and each of the representations and warranties set forth in the Credit Agreement and the other Loan Documents is true and correct as of the date of this Second Amendment as if made of this Second Amendment (except (i) to the extent of changes resulting from transactions contemplated or permitted by the Credit Agreement and the other Loan Documents, (ii) to the extent of changes occurring in the ordinary course of business that singly or in the aggregate are not materially adverse, and (iii) to the extent that such representations and warranties relate expressly to an earlier date).

(b)                                 The execution, delivery and performance by Borrower and the Guarantors of this Second Amendment is (i) within their respective power and authority, (ii) has been duly authorized by all necessary corporate and other action, (iii) do not and will not require any registration with, consent or approval of, notice to or action by any Person (including any Governmental Authority) in order to be effective and enforceable, (iv) do not conflict with or result in any breach or contravention of any provision of law, statute, rule or regulation to which such Borrower or Guarantor is subject or any judgment, order, writ, injunction, license or permit applicable to the Borrower or Guarantors, and (v) do not conflict with any provision of the Borrower’s or Guarantors’ partnership agreement, charter documents or bylaws, declaration of trust, or any agreement (except agreements as to which such a conflict would not result in a Material Adverse Effect) or other instrument binding upon such Borrower or Guarantor or to which any of such Borrower’s or Guarantor’s properties are subject.  This Second Amendment and the Credit Agreement, as amended by this Second Amendment, each constitute the legal, valid and binding obligation of Borrower and each of the Guarantors which are parties thereto, respectively, enforceable against them in accordance with their respective terms, without defense, counterclaim or offset.

(c)                                  Except as certified to the Agent by a secretary of the Borrower or the Company, none of the Organization Documents of Borrower and each of the Guarantors has been amended or modified since March 17, 2003.

(d)                                 Each of Borrower and each of the Guarantors is entering into this Second Amendment on the basis of its own investigation and for its own reasons, without reliance upon the Agent, the Lenders, any of their respective Affiliates or any other Person and hereby acknowledges and agrees that it is not aware (i) of any claim or cause of action against the Agent, any Lender or any of their respective Affiliates, directors, officers, agents or employees, arising from or in connection with the Loan Documents or otherwise and (ii) that there are any claims, demands, offsets or defenses at law or in equity that would defeat or diminish the rights and remedies of Agent or the Lenders under the Loan Documents.

6.                                       Effective Date.  This Second Amendment will become effective as of September 8, 2004 provided that each of the following conditions precedent is satisfied before the close of business on such date (the “Effective Date”):

(a)                                  The Agent shall have received from Borrower, each of the Guarantors and each of the Lenders a duly executed original (or, if elected by the Agent, an executed facsimile copy) of this Second Amendment by no later than 11:59 AM (New York time) on  September 8, 2004.

(b)                                 The Agent shall have received from Borrower and each of the Guarantors a copy of a resolution passed by the board of directors of such corporation (or other evidence satisfactory to the Agent in the case of such a Person which is not a corporation), certified by the secretary or an Assistant Secretary of such corporation (or such other Person satisfactory to the Agent in the case of such a Person which is not a corporation) as being in full force and effect on the date hereof, authorizing the execution, delivery and performance of the Credit Agreement, as modified by the Second Amendment.

(c)                                  The Agent shall have received from the Company a certificate of a Responsible Officer of each of Borrower and the Company dated as of the Effective Date stating that all representations and warranties contained herein are true and correct on and as of the Effective Date as though made on and as of such date.

(d)                                 The Agent shall have received an opinion of counsel to the Borrowers and the Guarantors in form and substance satisfactory to the Agent.

(e)                                  The Agent shall have received confirmation of the consummation of: (i) the amendment to the Term Loan Facility dated on or about August 25, 2004 and (ii) the amendment to the $125,000,000 secured credit facility established pursuant to the Second Amended and Restated Revolving Secured Credit and Guaranty Agreement dated as of March 22, 2004 among Borrower, the guarantors party thereto, the lenders party thereto, and Fleet National Bank, as Administrative Agent for the lenders party thereto, as it may have been amended, modified or supplemented from time to time (“Secured Revolving Credit Facility”), dated on or about September 8, 2004.

(f)                                    Borrower or the Company shall have paid (i) the expenses of the Agent, including its attorneys’ reasonable fees and disbursements, and (ii) to the Agent for the benefit of the Lenders, an amendment fee equal to .10% of the Total Commitment as of the Effective Date.

For purposes of determining compliance with the conditions specified in this Section 6, each Lender that has executed the Second Amendment shall be deemed to have consented to, approved or accepted, or to be satisfied with, each document or other matter either sent, or made available for inspection, by the Agent to such Lender for consent, approval, acceptance or satisfaction, or required hereunder to be consented to or approved by or acceptable or satisfactory to such Lender.

7.                                       Miscellaneous.

Except as herein expressly amended, all terms, covenants and provisions of the Credit Agreement are and shall remain in full force and effect and all references therein to the Credit Agreement shall henceforth refer to the Credit Agreement as amended by this Second Amendment.  This Second Amendment shall be deemed to be a “Loan Document” for all purposes of the Credit Agreement and all other Loan Documents.

(b)                                 This Second Amendment shall be binding upon and inure to the benefit of the parties hereto and thereto and their respective successors and assigns.  No third party beneficiaries are intended in connection with this Second Amendment.

(c)                                  THIS SECOND AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED ENTIRELY WITHIN SUCH STATE; PROVIDED THAT THE AGENT AND EACH LENDER SHALL RETAIN ALL RIGHTS ARISING UNDER FEDERAL LAW.

(d)                                 This Second Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument.  Each of the parties hereto understands and agrees that this document (and any other document required herein) may be delivered by any party thereto either in the form of an executed original or an executed original sent by facsimile transmission to be followed promptly by mailing of a hard copy original, and that receipt by the Agent of a facsimile transmitted document purportedly bearing the signature of a party hereto shall bind such party with the same force and effect as the delivery of a hard copy original.  Any failure by the Agent to receive the hard copy executed original of such document shall not diminish the binding effect of receipt of the facsimile transmitted executed original of such document of the party whose hard copy page was not received by the Agent.

(e)                                  This Second Amendment, together with the Credit Agreement, contains the entire and exclusive agreement of the parties hereto with reference to the matters discussed herein and therein.  This Second Amendment supersedes all prior drafts and communications with respect thereto.  This Second Amendment may not be amended except in accordance with the provisions of §26 of the Credit Agreement.

(f)                                    If any term or provision of this Second Amendment shall be deemed prohibited by or invalid under any applicable law, such provision shall be invalidated without affecting the remaining provisions of this Second Amendment or the Credit Agreement, respectively.

(g)                                 Neither Borrower nor any Guarantor shall include any reference (written or oral) to the Agent, any Lender or any Loan Document in any public statement, disclosure, filing or press release unless the inclusion of such reference is required by applicable Law (in the reasonable opinion of the Company and its counsel).  To the extent any such reference is made none of the Agent or any Lender shall be deemed to have approved, consented to or otherwise authorized the same, unless such approval, consent or authorization shall be in writing executed by the Agent and each Lender referred to therein.

(h)                                 The Company covenants to pay to or reimburse the Agent, upon demand, for (i) all reasonable costs and expenses (including reasonable attorneys’ fees) incurred in connection with the development, preparation, negotiation, execution and delivery of this Second Amendment, and (ii) any and all other accrued but unpaid amounts due and owing in accordance with §15 of the Credit Agreement.

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IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to be duly executed in the City of New York, New York and the other parties hereto have caused this Second Amendment to be duly executed, each as of the date first above written

BORROWER:

SL Green Operating Partnership, L.P.
a Delaware limited partnership

By:
Name:
Title:

GUARANTORS:

SL Green Realty Corp.,
New Green 1140 Realty LLC,
SLG 17 Battery LLC,
SL Green Management LLC,
SLG IRP Realty, LLC,
Green 286 Madison LLC,
Green 292 Madison LLC,
Green 110 East 42nd LLC,
Green 1372 Broadway LLC,
Green 1466 Broadway LLC,
Green 440 Ninth LLC,
Green 470 PAS LLC,
Green 317 Madison LLC,
Green W. 57th St., LLC,
Green 461 Fifth Lessee LLC and
SL Green Realty Acquisition LLC.

By:
Name:
Title:	, of each of the entities set forth above

ADMINISTRATIVE AGENT AND LENDER:

FLEET NATIONAL BANK
As Administrative Agent and Lender

By:
Name:
Title:

LENDER:

BANK LEUMI USA

By:
Name:
Title:

LENDER:

THE BANK OF NEW YORK

By:
Name:
Title:

LENDER:

CITICORP NORTH AMERICA, INC.

By:
Name:
Title:

LENDER:

COMERICA BANK

By
Name:
Title:

LENDER:

COMMERZBANK AG, NEW YORK BRANCH

By:
Name:
Title:

By:
Name:
Title:

LENDER:

DEUTSCHE BANK TRUST COMPANY AMERICAS

By:
Name:
Title:

LENDER:

EUROHYPO AG, NEW YORK BRANCH

By
Name:
Title:

By
Name:
Title:

LENDER:

KEYBANK NATIONAL ASSOCIATION

By:
Name:
Title:

LENDER:

HSH-NORDBANK AG, NEW YORK BRANCH

By:
Name:
Title:

By:
Name:
Title:

LENDER:

PNC BANK, NATIONAL ASSOCIATION

By:
Name:
Title:

LENDER:

WACHOVIA BANK NATIONAL ASSOCIATION

By:
Name:
Title:

LENDER:

WELLS FARGO BANK, NATIONAL ASSOCIATION

By:
Name:
Title:

EXHIBIT A

SCHEDULE 5.2(c)

750 THIRD AVENUE LIKE KIND EXCHANGE DOCUMENTS

1.               Nominee Agreement, dated July 28, 2004, by and between 750 Third Owner LLC and its sole member, Building Exchange Company, and SL Green Operating Parternship L.P. (the “Nominee Agreement”).

2.               Qualified Exchange Accommodation Agreement, dated July 28, 2004, by and between SL Green Operating Partnership, L.P. and 750 Third Owner LLC. (the “Qualified Exchange Accommodation Agreement”).

3.               Lease, dated July 28, 2004, by and between 750 Third Owner LLC and SL Green Realty Acquisition LLC.

4.               Promissory Note, dated July 28, 2004, in the principal sum of Two Hundred Fifty-Five Million and 00/100 Dollars ($225,000,000.00) by 750 Third Owner LLC to SL Green Realty Corp.

5.               Unrecorded Mortgage, dated July 28, 2004, by and between 750 Third Owner LLC and SL Green Realty Corp.

EXHIBIT B

SCHEDULE 6.15

CERTAIN TRANSACTIONS

NONE

B-2

The enclosed Notice of Pendency and Proposed Settlement of Class Action is being sent to all holders of common stock of Chelsea Property Group, Inc. as of August 23, 2004, the record date for the special meeting of holders of Chelsea common stock of vote on the approval of the merger of Simon Acquisition I, LLC, an indirect subsidiary of Simon Property Group, Inc., with and into Chelsea (the “REIT Merger”).  Only stockholders who held Chelsea common stock on June 21, 2004 and continue to hold such shares through and including the closing of the REIT Merger are entitled to participate in the proposed settlement described in the enclosed Notice of Pendency and Proposed Settlement of Class Action.